EXHIBIT 99.1

Press Release dated April 28, 2014

Vycor Medical Completes Equity Offering

BOCA RATON, FL (April 28, 2014) – Vycor Medical, Inc. (“Vycor” or the “Company”) (OTQCB—VYCO) on Friday April 25, 2014 completed the sale of $929,860 in Units comprising Common Stock and Warrants (the “Units”) to accredited investors (the “Investors”). The Units were issued pursuant to the terms of separate Stock Purchase Agreements between the Company and each of the Investors. This sale is the final closing (the “Final Closing”) of an offering (the “Offering”), resulting in total gross proceeds of $5,000,000. The Offering initially had a maximum of $3,000,000 but the Company and the Placement Agent exercised their option to increase the size of the Offering to a maximum of $5,000,000 to accommodate investor demand.

Each Unit was priced at $1.80 and comprised one share of Common Stock, a Series A Warrant to purchase 0.5 shares of Common Stock at $2.05 per share and a Series B Warrant to purchase 0.5 shares of Common Stock at $3.08 per share, both exercisable for a period of three (3) years. A total of 2,777,808 shares of Common Stock and Warrants to purchase 2,777,838 shares of the Company’s Common Stock were issued to Investors in the Offering.

Fountainhead Capital Partners Limited (“Fountainhead”), the Company’s largest shareholder with approximately 41% of the Common Stock following the Offering, additionally converted a total of $1,426,542 of accrued consulting fees into an investment in Units under the Offering.

Peter Zachariou, Chief Executive Officer of Vycor, commented: “We are delighted to have accomplished this significant milestone, Vycor’s largest fundraising to date. The Company is now well placed to execute on its clearly articulated strategic plan for both divisions. Vycor Medical’s plan centers around: increasing U.S. market penetration; provision of more clinical and scientific data; international market growth; and new product development, in particular two smaller VBAS models to facilitate endoscopic ventricular procedures, and a suite of image-guided system fully compatible VBAS devices. NovaVision’s strategy is centered around enabling penetration of the business’s very significant target market, by: reducing cost and achieve greater scalability by re-engineering the delivery mechanism and business processing of its VRT therapy; introducing a new therapy module, NeuroEyeCoach, into the patient’s overall visual therapy rehabilitation regime; and rolling out a VRT diagnostic licensing model with rehabilitation centers.”

Garden State Securities, Inc. (FINRA member) acted as the sole exclusive placement agent for the Offering.

The securities offered in this private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Accordingly, the securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the

Securities Act and such applicable state securities laws. The securities were offered only to accredited investors.

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company where such offer, solicitation or sale would be unlawful prior to the registration or qualification under applicable securities laws.

About Vycor Medical, Inc.

With corporate headquarters in Boca Raton, FL, Vycor Medical, Inc. (“Vycor”) is a publicly traded company (OTC Bulletin Board: VYCO) dedicated to providing the medical community with innovative and superior surgical and therapeutic solutions and has a growing portfolio of FDA-cleared medical solutions that are changing and improving lives every day. The Company operates two business units: Vycor Medical and NovaVision, both of which adopt a minimally or non-invasive approach. Both technologies have exceptional sales growth potential, address large potential markets, have the requisite regulatory approvals and are commercialized and generating revenue.

Vycor Medical’s flagship, ViewSite™ Surgical Access Systems (VBAS) is a suite of clear cylindrical minimally invasive disposable devices that hold the potential for speedier, safer and more economical brain surgeries and a quicker patient discharge.  VBAS is designed to optimize neurosurgical site access, reduce patient risk, accelerate recovery and add tangible value to the professional medical community. The company is ISO 13485:2003 compliant, has U.S. FDA 510(k) clearance for brain and spine surgeries and full regulatory approvals for brain in Australia, Canada, China, Europe (EU – Class III), and Japan and is seeking or has partial regulatory approvals in India, Korea, Russia, Taiwan and Vietnam. For an overview of Vycor Medical’s VBAS see http://player.vimeo.com/video/39766887

NovaVision develops and provides science-driven neurostimulation therapy and other medical technologies that help improve and partially restore sight in patients with neurological vision impairments. The company’s proprietary Visual Restoration Therapy® (VRT) platform is clinically supported to improve lost vision resulting from stroke, traumatic brain injury (“TBI”), or other acquired brain injuries. VRT is the only FDA 510K cleared medical device in the U.S. aimed at the restoration of vision for neurologically induced vision loss and can be prescribed by any ophthalmologist, optometrist, neurologist or physiatrist. VRT also has CE Marking for the EU. NovaVision also provides Neuro-Eye Therapy (NeET) in the EU, aimed at increasing visual sensitivity deep within the field defect.

In March 2014 the Company soft-launched NeuroEyeCoach™ in the US, which is the first commercially available saccadic therapy deliverable via the web to patients’ computers at their own homes. The program is supported by more than four decades of scientific findings and was developed as collaboration between the Company, and Josef Zihl, a NovaVision Scientific Advisor and world thought leader in saccadic training and the pioneer of this computer based training technique. The program is designed to result in a meaningful improvement in the patients visual search performance resulting in improvements in their navigation and object finding skills. Given that NeuroEyeCoach™ addresses the patients difficulty with their eye movements and their ability to integrate visual information while VRT focuses on the restoration of lost vision the two therapies are highly complementary. For an overview of NovaVision see http://player.vimeo.com/video/39765566

For the latest information on the company, including media and other coverage, and to learn more, please go online at www.vycormedical.com or www.novavision.com.

Safe Harbor Statement

Information in this document constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "forecast", "anticipate", "estimate", "project", "intend", "expect", "should", "believe", and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to known and unknown risks, uncertainties and other factors which could cause Vycor Medical's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in Vycor Medical’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to Vycor Medical herein are expressly qualified in their entirety by the above-mentioned cautionary statement. Vycor Medical disclaims any obligation to update forward-looking statements contained in this estimate, except as may be required by law.

Vycor Medical, Inc Investor Contacts:

Hayden IR

Brett Maas, Managing Partner

(646) 536-7331

brett@haydenir.com

Or

Cameron Donahue, Partner

(651) 653-1854

cameron@haydenir.com